   EXHIBIT 10.6

PROMISSORY NOTE

Borrower: UNILENS CORP. USA

UNILENS VISION SCIENCES INC.

10431 72ND STREET N. LARGO, FL 33777

Lender:

HANCOCK BANK, a trade name of Whitney Bank COMMERCIAL HILLSBOROUGH/PINELLAS FL

2202 N. WESTSHORE BLVD

TAMPA, FL  33607

Principal Amount: $300,000.00	Date of Note: October 29, 2014

PROMISE TO PAY. UNILENS CORP. USA and UNILENS VISION SCIENCES INC. {"Borrower") jointly and severally promise to pay to HANCOCK BANK, a trade name of Whitney Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Three Hundred Thousand & 00/100 Dollars {$300,000.00), together with interest on the unpaid principal balance from October 29, 2014, calculated as described in the "INTEREST CALCULATION METHOD" paragraph using an interest  rate of  4.250%  per  annum based on a year  of  360  days, until paid in full.   The interest rate may change under the terms and conditions of the  "INTEREST  AFTER  DEFAULT"  section.

PAYMENT. Borrower will pay this loan in 59 payments of $5,567.28 each payment and an irregular last payment estimated at $5,567.87. Borrower's first payment is due November 29, 2014, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on October 29, 2019, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; and then to any unpaid collection costs. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method. This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Note.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language.  If Borrower sends such a payment, Lender may  accept  it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to HANCOCK BANK, a trade name of Whitney Bank, LENDING SERVICES, P. 0. BOX 211269 MONTGOMERY, AL  36121.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $1,000.00, whichever is less.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased to 18.000% per annum based on a year of 360 days. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

 Payment Default.  Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower  fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

False Statements, Any warranty, representation or  statement  made  or  furnished  to  Lender  by  Borrower  or  on Borrower's  behalf  under  this Note or the related documents is false  or  misleading  in any material respect, either  now or at the time  made or  furnished  or  becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's  property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor  or  Forfeiture  Proceedings.    Commencement  of  foreclosure  or  forfeiture  proceedings,  whether  by judicial  proceeding,  self-help, repossession or  any other  method, by any creditor of  Borrower or  by any governmental  agency  against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender.   However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor  or  forfeiture  proceeding, in an amount  determined by Lender, in its sole discretion,  as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor.  Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or  becomes  incompetent,  or  revokes  or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Change In Ownership.  Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender the amount of these costs and expenses, which includes, subject to any limits under applicable law, Lender's reasonable attorneys.' fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for  bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Florida without regard to its conflicts of law provisions.  This Note has been accepted by Lender in the State of Florida.

CHOICE OF VENUE.  If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of HILLSBOROUGH OR PINELLAS County, State of Florida.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by the collateral referenced in the separate security document(s).

FINANCIAL STATEMENTS. Borrower agrees to provide to the Lender upon request, but in any event on at least an annual basis, true and correct current financial statements in form and substance satisfactory to the Lender.  The  financial  statements  shall  include,  among  other  things, detailed information regarding (i) any entities, such as   corporations, partnerships,  or  limited  liability  companies  of  which  the  Borrower  is  the majority owner  and  (ii)  any  entities  of  which the  Borrower is not the  majority  owner,  but for  which  Borrower  is directly  or  contingently  liable  on debts or obligations of any kind incurred by those entities. All financial statements  or  records  submitted  to  Lender  via  electronic  means, including, without limitation by facsimile, open internet communications or other telephonic or electronic methods, including, without limitation, documents in Tagged Image Format Files ("TIFF") or Portable Document Format ("PDF") shall be treated as originals, fully binding and with full legal force and effect and  the  parties  waive  any  rights  they  may  have to  object  to  such  treatment.  The Lender may rely  on  all  such  records  in good faith as complete and accurate records produced or maintained by or on behalf of the party submitting such records.

ADDITIONAL COLLATERAL. To the extent permitted by law, as further collateral security for the repayment of this Note or  Credit Agreement and all renewals and extensions, as well as to secure any and all other loans, notes, indebtedness and obligations, in principal, interest, fees, costs, expenses and attorneys' fees, and for the payment and performance of all agreements with respect to any  swap,  forward,  future,  or derivative transaction or option or similar agreement involving, or settled by reference to, one or more interest rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value, that Borrower (or any of them) may now and in the future owe to Lender or incur in  Lender's  favor,  whether  direct  or  indirect,  absolute  or contingent, due or to become due, of any nature  and kind whatsoever (with the exception of any indebtedness under a consumer credit card account), Borrower is granting Lender a continuing  security interest in, all property of Borrower of every nature or kind whatsoever (with the exception of  IRA, pension, and other tax-deferred  accounts) owned by Borrower  or in which Borrower  has an  interest that is now or hereafter on deposit with, in the possession of, under the control of or held by Lender in definitive form, book entry form or in safekeeping, custodian accounts, securities accounts,  including instruments,  negotiable  instruments,  certificates  of  deposit, commercial  paper, stocks,  bonds, treasury bills and other securities, investment property, financial assets,  security  entitlements,  documents,  documents  of  title,  payment  intangibles, goods, chattel paper, and any general intangibles not previously listed, and Borrower hereby grants to Lender a right of set-off and/or compensation with respect to all such property. Borrower further hereby releases Lender from any obligation to take any steps to collect any proceeds of or preserve any of Borrower's rights, including, without limitation, rights against prior parties,  in the  collateral  in which  Lender possesses a security interest, and Lender's only duty with respect to such collateral shall be solely to use reasonable  care  in the  physical preservation of the collateral which is in the actual possession of Lender. Collateral securing other loans with Lender may also secure this Note or Credit Agreement as a result of cross-collateralization.

WAIVER OF JURY TRIAL. Borrower and Lender knowingly, voluntarily and irrevocably waive, to the fullest extent permitted by applicable law, any and all rights either may have to trial by jury in any legal proceeding based on, arising out of, or in any way related to: this Agreement, the obligations, any notes, loan agreements, or any other loan document or agreement executed or contemplated to be executed in connection with any of the obligations; or any of the transactions contemplated hereby or thereby. This jury waiver also applies to any claim, counterclaim, cause of action or demand arising from or related to (I) any course of conduct, course of dealing, or relationship if Borrower, any obligor, or any other person with Lender or any employee, officer, director or assignee of Lender in connection with the obligations; or {ii) any statement (whether verbal or written) or actions of any person by or on behalf of Lender to Borrower, any obligor, or any other person in connection with the obligations, regardless of whether such cause of action or demand arises by contract, tort or otherwise. Borrower hereby acknowledges that this waiver of jury trial is a material inducement to the Lender in extending credit to the Borrower, that the Lender would not have extended such credit without this jury trial waiver, and that Borrower has been represented by an attorney or has had an opportunity to consult with an attorney in connection with this jury trial waiver and understands the legal effect of this waiver. Borrower further certifies that no person has represented to it, expressly or otherwise, that Lender or any other person would not, in the event of a legal proceeding, seek to enforce the foregoing waiver.

ADDITIONAL RIGHT OF SETOFF. In addition, in order to further secure all obligations, Borrower pledges to Lender, and grants to Lender a continuing lien and security interest in, and a right of set-off on, all property of Borrower, including any such property Borrower holds jointly  with someone else, that is now or hereafter on deposit with, in the possession of, under the control of or held by Lender or any financial instituf1on affiliate of the Lender, including, without limitation, all cash, deposit accounts, funds on deposit, stocks, bonds, treasury obligations and other securities, investment property, financial assets, securities accounts,  notes,  documents,  instruments,  certificates  of  deposit,  items,  chattel paper, and other property (except IRA, pension, other tax-deferred  retirement accounts and any accounts or property held in a trust or fiduciary capacity for which setoff would be prohibited by law), together with all property  added  to  or  substituted  for  any  of  the  foregoing,  and  all interest, dividends, income, fruits, accessions  and proceeds of any of the foregoing.

OTHER COSTS AND FEES. Borrower further agrees to pay any and all charges, fees, costs and/or taxes levied or assessed against Lender in connection with this Note and/or  any collateral, asset or other property which is pledged, mortgaged, hypothecated or assigned to Lender or in which Lender possesses a security interest, as security for this Note.

ADDITIONAL DEFAULTS AND ACCELERATION. In addition to the Events of Default set forth above, Lender shall have the right, at its sole option, to insist upon immediate payment (to accelerate the maturity) of this Note should any type of lien, judgment, levy, seizure, garnishment, tax lien, or court order occur affecting any assets of Borrower, or any guarantor, surety or accommodation party {or any one of them) on this Note.

NO NOVATION IF EARLIER NOTE CANCELLED. If an earlier note of any Borrower is cancelled at the time of execution hereof, then this Note constitutes an extension, but not a novation, of the amount of the continuing indebtedness, and Borrower agrees that all security rights held by Lender under the earlier note shall continue in full force and effect.

SALE/ASSIGNMENT. Borrower acknowledges that Lender has the right to sell, assign, transfer,  negotiate, or grant participations  in all or  any part of this Note and any related obligations, without notice to the undersigned or any other  obligor  and  that  Lender  may  disclose  any documents and information which Lender now has or later acquires relating to the Borrower or to any collateral or to any obligor or this Note in connection with such sale,  assignment, transfer, negotiation, or  grant.  Borrower agrees that Lender may provide information relating to this Note or relating to Borrower to Lender's parent, affiliates, subsidiaries and service providers.

ADDITIONAL INFORMATION REGARDING LENDER. Hancock Bank is the trade name used by Whitney Bank, a Mississippi chartered banking corporation, in providing banking products and services through its locations in Mississippi, Alabama, and Florida. All obligations hereunder are due and payable to Whitney Bank.

DOCUMENTARY STAMP TAX. Documentary stamp taxes in the amount of $1,050.00 have been paid in conjunction with the execution of this Note and in accordance with Florida Statute Chapter 201.08.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs,  personal  representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note.  Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge,  collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way  or  event  (including demand, prepayment, or acceleration) cause Lender to  charge or  collect more for this loan than the maximum Lender would  be permitted to charge or collect by federal law or the law of the State of Florida (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary,  be applied first  to reduce the principal balance  of this loan, and when the principal  has been paid in full, be refunded to Borrower, Lender may delay or forgo enforcing any of its rights or remedies under this Note without  losing them. Each Borrower understands and agrees that, with or without notice  to Borrower, Lender may with  respect to  any  other  Borrower  (a)  make  one  or  more additional secured or unsecured loans or otherwise extend  additional  credit;  (b)  alter, compromise,  renew, extend,  accelerate,  or  otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and  release  any  security,  with  or  without  the substitution of new collateral; (d) apply such security and direct the order  or  manner  of  sale  thereof,  including  without  limitation,  any non-judicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine; (e) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how, when and what application of payments and credits shall be made on any other  indebtedness owing by such other Borrower. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability.  All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed  necessary  by Lender  without  the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.  The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. EACH BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

UNILENS CORP. USA

By: /s/ Michael J. Pecora

       MICHEAL J. PECORA, PRESIDENT OF UNILENS CORP. USA

UNILENS VISION SCIENCES INC.

By: /s/ Joan L. Yori

       JOAN L. YORI, VICE PRESIDENT OF UNILENS VISION SCIENCES INC.